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                                                                    EXHIBIT 10.3

                     Amendment No. 2 dated December 23, 2004
                      (Termination of Employment Agreement)
                                       To
                  Employment Agreement dated November 12, 2002

         Amendment No. 2 (this "Amendment") dated December 23rd, 2004 to Employment Agreement (the "Agreement") dated November 12, 2002 between EasyLink Services Corporation ("EasyLink") and Gerald Gorman (the "Executive"), amended previously on November 12, 2003.

         WHEREAS, the Company and the Executive desire to terminate the Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the terms and conditions of that certain Domain Portfolio Purchase Agreement of even date herewith, the Company and the Executive hereby agree as follows:

1. The parties hereto hereby agree that, except as expressly set forth below, the Agreement is terminated effective this even date herewith.

2. The following provisions of the Agreement, as previously amended, shall survive this termination:

         a. Section 5 concerning "Confidentiality and Restrictive Covenants;"
         b. Section 6 concerning "Intellectual Property;" and
         c. Section 8 containing miscellaneous provisions.

         IN WITNESS WHEREOF, the Company and the Executive have executed this Agreement as of the date first written above.


EXECUTIVE                          EASYLINK SERVICES CORPORATION



/s/Gerald Gorman                   By: /s/Thomas Murawski
--------------------------             ---------------------------------------
Gerald Gorman                      Name: Thomas Murawski
                                   Title: President & Chief Executive Officer